Otter Creek Focus Strategy ETF
(OCFS)
Listed on NYSE Arca, Inc.

SUMMARY PROSPECTUS
February 28, 2025

Before you invest, you may want to review the Otter Creek Focus Strategy ETF’s Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated February 28, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI and other information about the Fund online at www.otterfs.com. You can also get this information at no cost by calling 1-800-617-0004.

Investment Objective
The Otter Creek Focus Strategy ETF (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)(2)	0.00%
Total Annual Fund Operating Expenses	0.85%

(1) Estimated for the current fiscal year.
(2) Pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), Otter Creek Advisors, LLC (the “Advisor”) has agreed to pay all expenses of the Fund except for the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).
Expense Example
The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$87	$271
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period ended October 31, 2024, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio. (The Fund commenced operations on May 17, 2024.)
Principal Investment Strategy
The Fund is an actively-managed exchange-traded fund (“ETF”) that invests in U.S.-listed equity securities of small- and mid-capitalization companies. The Fund invests primarily in publicly traded stocks of U.S. companies which the Advisor considers to have a small to mid-size market capitalization. The Fund defines a small- or mid-capitalization company as those whose market capitalization, at the time of purchase, ranges from $500 million to $100 billion.

The Fund may invest up to 20% of its total assets in U.S. dollar denominated foreign equity securities, including through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) issued by U.S. depository banks, which are traded on U.S. exchanges. The Advisor seeks to invest in companies with long-term structural advantages, sustainable earnings, and the ability to produce a reliable stream of cash flow over time. The Advisor uses a rigorous fundamental approach to select securities that it believes can generate strong risk-adjusted returns over a multi-year investment time horizon. The Fund may, from time to time, have significant exposure to one or more sectors of the market. The Fund may also invest in other registered investment companies, including unaffiliated ETFs.
The Fund intends to invest a substantial portion of its assets in the Advisor’s best ideas. Best ideas are the ideas where the Advisor has the highest conviction in the potential fundamental trajectory of the business over a multi-year time relative to what is discounted into the price of the security. Generally, the Fund will own approximately 20-35 holdings. Fund holdings may occasionally differ from this number for a variety of reasons, including, among others, because of extreme market volatility, such as when the Fund has entered a temporary defensive position. Additionally, the Fund may temporarily exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of October 31, 2024, 38.3% of the Fund’s net assets were invested in securities within the Industrials sector, while 32.2% of the Fund’s net assets were invested in the Technology sector.

The Advisor may sell a security for a number of reasons including, but not limited to, if a determination is made that the security no longer meets its investment criteria or if a new security is judged more attractive than a current holding. The Advisor buys securities in strong business models that are run by competent management teams and trade at a discount to our estimate of the securities’ fair value price. The Advisor may sell securities when the price of the security is near our estimate of fair value.
Principal Investment Risks
There is a risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal to the Fund and could affect the value of your investment in the Fund:

•Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

•Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor’s management practices and investment strategies might not produce the desired results. The Advisor may be incorrect in its assessment of a stock’s appreciation or depreciation potential.

•ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Costs of Buying or Selling Shares: Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV: As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading: Although Shares are listed for trading on NYSE Arca, Inc (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

•Sector-Focus Risk: Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

◦Industrials Sector Risk: Companies in the industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and changes in general economic conditions, among other factors.
◦Technology Sector Risk: The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation, and general economic condition.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

•Foreign Investment Risk: Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices. When the Fund invests in ADRs as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the underlying foreign shares. GDRs generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

•General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

•Large Companies Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large‑cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Investments in Other Investment Companies: To the extent the Fund invests in shares of other investment companies, you will indirectly bear fees and expenses charged by those investment companies and will be subject to the risks that those investment companies are subject to.

•Newer Fund Risk: The Fund is a recently organized investment company with little operating history. As a result, prospective investors have limited track record or history on which to base their investment decision.
Performance
The bar chart and the performance table below illustrate some of the risks and volatility of an investment in the Fund for the indicated periods.

The Fund commenced operations on May 17, 2024, after the conversion of a separately managed account (the “Predecessor Account”) into shares of the Fund. The Predecessor Account commenced operations on May 29, 2020. The Advisor was the investment adviser for the Predecessor Account for the entire performance period shown. The Predecessor Account transferred all its portfolio securities to the Fund.

The information in the bar chart and the performance table below shown prior to May 17, 2024, is for the Predecessor Account prior to the commencement of the Fund’s operations. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. The Predecessor Account has been managed in substantially the same way as the Advisor will manage the Fund. The returns for the Predecessor Account reflect its performance prior to the conversion into the Fund. In addition, the Predecessor Account’s performance shown below has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Account’s performance. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future. Returns for the Fund’s shares reflect all charges, expenses, and fees of the Predecessor Account.

The performance of the Predecessor Account was calculated using standardized SEC calculation methodologies.

This bar chart shows the performance of the Fund and the Predecessor Account based on a calendar year. Updated performance information is available on the Fund’s website at www.otterfs.com.

Calendar Year Total Returns as of December 31
During the period of time shown in the bar chart, the highest return for a calendar quarter was 20.11% (Q1, 2024) and the lowest return for a calendar quarter was -16.76% (Q2, 2022).

This table shows the average annual total returns for the Fund and the Predecessor Account for the periods ending December 31, 2024. The table also shows how the performance compares with the returns on an index comprised of companies similar to those held by the Predecessor Account and by the Fund.

Average Annual Total Returns as of December 31, 2024
	1 Year	Since Inception (5/29/2020)
Return Before Taxes	21.83%	16.66%
Return After Taxes on Distributions	21.83%	16.66%
Return After Taxes on Distributions and Sale of Fund Shares	12.92%	13.43%
Russell 3000® Total Return Index	23.81%	16.76%
Russell Midcap® Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	22.10%	12.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.

Management
Investment Advisor
Otter Creek Advisors, LLC serves as investment advisor to the Fund.
Portfolio Managers
The Fund is team-managed by the following Portfolio Managers:

Portfolio Managers
Name	Title	Managed the Fund Since
Tyler C. Walling	Principal	Inception May 2024
Cory J. Reed, CFA	Principal	Inception May 2024
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.otterfs.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Advisor or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.